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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K



       Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): AUGUST 20, 1997


                                     INCOMNET, INC.
                                     --------------
                (Exact name of registrant as specified in its charter)


                                       CALIFORNIA
                                       ----------
                    (State or other jurisdiction of incorporation)



          0-12386                                               95-2871296
          -------                                               ----------
    (Commission File Number)                                (I.R.S. Employer
                                                            Identification No.)

    21031 VENTURA BOULEVARD, SUITE 1100, WOODLAND HILLS, CALIFORNIA     91364
    ---------------------------------------------------------------     -----
    (Address of principal executive offices)                         (Zip Code)

         Registrant's telephone number, including area code: (818) 887-3400

                                    NOT APPLICABLE
                                    --------------
      (Former name, former address and former fiscal year, if changed since last report)



Total number of pages in this document: 4


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                                  TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS ...................................................  3
          Election of Richard M. Horowitz, Stanley C. Weinstein and David
          Wilstein as Directors .........................................  3

SIGNATURES ..............................................................  4


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ITEM 5.  OTHER EVENTS

ELECTION OF RICHARD M. HOROWITZ, STANLEY C. WEINSTEIN AND DAVID WILSTEIN AS DIRECTORS

On August 13, 1997, the Company's Board of Directors amended the Company's By-laws to set the number of directors of the Company to seven members from its present level of six members, with two vacancies. The Company's Board elected Richard M. Horowitz, Stanley C. Weinstein and David Wilstein to fill the vacancies on the Board.

Richard M. Horowitz has served as President of Management Brokers Insurance Agency (Beverly Hills, CA) since 1974. He also serves as Chairman of Leviathan Corporation, a computer sales, consulting and software company, and Chairman of Dial 800, Inc., a telecommunication company. Since 1990, he has been a member of the Board of Directors of Trio-Tech International, a company that produces environmental testing equipment. He has an MBA from Pepperdine University.

Stanley C. Weinstein is a co-founder and the Managing Shareholder of Weinstein Spira & Company, P.C. Certified Public Accountants, which was established in 1962 in Houston, TX. His expertise includes diverse business consulting, executive recruitment and compensation, and the development and utilization of marketing strategies. Mr. Weinstein attended Rutgers University and obtained a B.B.A. from Upsala College. He is a member of the American Institute of Certified Public Accountants (AICPA) and the Texas Society of Certified Public Accountants (TSCPA).

David Wilstein is the President and Chairman of the Realtech Group, a real estate development and management firm in Los Angeles, CA, which he founded in 1968. He is also the Chairman of the Board of Aero Products Research, a company that develops plastic products and is a member of the Board of C. I. Systems, a company that develops electro-optical test equipment. Mr. Wilstein has a B.S. in civil-structural engineering from the University of Pittsburgh.


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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


INCOMNET, INC.
-----------------------
 (Registrant)


Date: August 20, 1997                           By: /s/  MELVYN REZNICK
                                                ------------------------------
                                                Melvyn Reznick, President


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